UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218

(a Delaware corporation)

550 South Tryon Street

Charlotte, North Carolina 28202-1803

704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange
3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 22, 2022, the Board of Directors (the “Board”) of Duke Energy Corporation (the “Corporation”) adopted Amended and Restated By-Laws (the “By-Laws”), effective immediately. Among other things, the amendments:

•	Update certain provisions related to stockholder meetings, including (i) clarifying the timing and means of notification of meetings to stockholders (ii) the preparation and production of the list of stockholders entitled to vote at the meeting; (iii) the method of determining the record date for stockholders entitled to take action by written consent; and (iv) the process for nominations and proposals for business to be made at any annual or special meeting of stockholders;
•	Update certain provisions related to the advance notice provision to (i) include additional requirements regarding the information stockholders must submit and representations stockholders must make in connection with providing advance notice of stockholder meeting proposals and director nominations as well as the timing of such notifications, (ii) require candidates for election to the Board to submit a questionnaire and make certain representations (in each case, in the forms provided by the Corporation), and (iii) require any stockholder submitting a proposal or a nomination to represent whether such stockholder intends to solicit proxies in support of director nominations or other business and, not later than eight business days prior to the date of the stockholder meeting, provide notice of such compliance;
•	Update certain terms regarding the timing of the determination of whether directors shall be elected by majority vote or plurality vote; and
•	Make certain other administrative, clarifying and conforming changes.

The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

3.1	Amended and Restated By-Laws of Duke Energy Corporate, effective as of September 22, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: September 28, 2022	By: /s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary